UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________________________________

FORM 8-K
______________________________________________________________________________________________________

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
March 13, 2026
Date of Report (Date of earliest event reported)
______________________________________________________________________________________________________

FIRST INDUSTRIAL REALTY TRUST, INC.
FIRST INDUSTRIAL, L.P.
(Exact name of registrant as specified in its charter)
 _____________________________________________________________________________________________________

First Industrial Realty Trust, Inc.	Maryland	1-13102	36-3935116
First Industrial, L.P.	Delaware	333-21873	36-3924586
	(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One North Wacker Drive, Suite 4200
Chicago, Illinois 60606
(Address of principal executive offices, zip code)

(312) 344-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 13, 2026 and effective June 1, 2026, the Company’s Board of Directors (the “Board”) approved an increase in the size of the Board from six to seven members and, upon the recommendation of the Nominating/Corporate Governance Committee, elected Frank E. Schmitz to fill the vacancy created by such increase, effective on such date. Mr. Schmitz will serve as a director of the Company until the Company’s 2027 annual meeting of stockholders.
As a director, Mr. Schmitz will be eligible to receive the standard compensation provided by the Company to its other non-employee directors, as most recently disclosed in the Company’s proxy statement for its 2026 annual meeting of stockholders.
There is no arrangement or understanding pursuant to which Mr. Schmitz was elected as a director of the Company, and there are no related party transactions involving Mr. Schmitz that would require disclosure under Item 404(a) of Regulation S-K.
Item 7.01. Regulation FD Disclosure.
On March 16, 2026, the Company issued a press release with respect to the election of Mr. Schmitz as a director of the Company and the Repurchase Program described below. A copy of the press release is furnished herewith as Exhibit 99.1.
The information furnished in this report under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.
Item 8.01. Other Events.
On March 13, 2026, the Board approved a new stock repurchase program (the “Repurchase Program”) with authorization for the Company to purchase up to $250 million of its common stock. Repurchases under the Repurchase Program may be made in the open market, in privately negotiated transactions or by other methods, with the amount and timing of repurchases to be determined at the Company’s discretion, depending on market conditions and corporate needs. Open market repurchases will be structured to occur in accordance with applicable federal securities laws, including within the pricing and volume requirements of Rule 10b-18 under the Securities Exchange Act of 1934, as amended. The Repurchase Program does not obligate the Company to repurchase any particular dollar amount or number of shares of its common stock, may be modified, suspended or terminated at any time at the discretion of the Board, and does not have a specified expiration date.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1*	First Industrial Realty Trust, Inc. Press Release dated March 16, 2026 (furnished pursuant to Item 7.01).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*    Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.

By:	/s/ JENNIFER MATTHEWS RICE
Jennifer Matthews Rice General Counsel

Date: March 16, 2026

FIRST INDUSTRIAL, L.P.

By:	FIRST INDUSTRIAL REALTY TRUST, INC.
as general partner

By:	/s/ JENNIFER MATTHEWS RICE
Jennifer Matthews Rice General Counsel

Date: March 16, 2026
Additional Information
On February 27, 2026, First Industrial Realty Trust, Inc. (“First Industrial”) filed a preliminary proxy statement on Schedule 14A (the “Proxy Statement”) and accompanying WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) and its solicitation of proxies for First Industrial’s director nominees and for other matters to be voted on. The Proxy Statement is in preliminary form and First Industrial intends to file and mail to shareholders of record entitled to vote at the Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. First Industrial may also file other relevant documents with the SEC regarding its solicitation of proxies for the 2026 Annual Meeting. This communication is not a substitute for any proxy statement or other document that First Industrial has filed or may file with the SEC in connection with any solicitation by First Industrial. FIRST INDUSTRIAL STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain copies of the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents (including the WHITE proxy card) as and when filed by First Industrial with the SEC without charge from the SEC’s website at www.sec.gov. Copies of the documents filed by First Industrial with the SEC also may be obtained free of charge at First Industrial’s investor relations website at https://investor.firstindustrial.com or upon written request sent to First Industrial Realty Trust, Inc., One North Wacker Drive, Suite 4200, Chicago, Illinois 60606, Attention: Investor Relations.
Certain Information Regarding Participants
First Industrial, its directors, certain of its executive officers and employees may be deemed to be participants in connection with the solicitation of proxies from First Industrial stockholders in connection with the matters to be considered at the 2026 Annual Meeting. Information regarding the names of such directors and executive officers and their respective interests in First Industrial, by securities holdings or otherwise, is available in the Proxy Statement, which was filed with the SEC on February 27, 2026, and will be included in First Industrial’s definitive proxy statement, once available, including in the sections captioned “Security Ownership of Management and Certain Beneficial Owners,” and “Exhibit A: Additional Information Regarding Participants in the Solicitation.” To the extent that First Industrial’s directors and executive officers who may be deemed to be participants in the solicitation have acquired or disposed of securities holdings since the applicable “as of” date disclosed in the Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Beneficial Ownership of Securities on Form 4 or Initial Statements of Beneficial Ownership of Securities on Form 3 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.